Description of Business	12 Months Ended
Jul. 03, 2022
Accounting Policies [Abstract]
Description of Business

(1) Description of Business

Bowlero Corp., a Delaware corporation, and its subsidiaries “(collectively, the Company)” are the world’s largest operator of bowling entertainment centers.

The Company operates bowling centers under different brand names. The AMF branded centers are traditional bowling centers and the Bowlero branded centers offer a more upscale entertainment concept with lounge seating, enhanced food and beverage offerings, and more robust customer service for individuals and group events. The Bowlmor centers were rebranded to Bowlero and offered a more upscale entertainment concept. Additionally, within the brands, there exists a spectrum where some AMF branded centers are more upscale and some Bowlero branded centers are more traditional. All of our centers, regardless of branding, are managed in a fully integrated and consistent basis since all of our centers are in the same business of operating bowling entertainment. The following summarizes the Company’s centers by country and major brand as of the fiscal years ended July 3, 2022 and June 27, 2021:

	July 3, 2022	June 27, 2021
Bowlero	161	133
AMF & other	147	136
Bowlmor	2	14
Total centers in the United States	310	283
Mexico (AMF)	5	6
Canada (AMF and Bowlero)	2	2
Total	317	291

Impact of COVID-19

In mid-March of 2020, the Company temporarily suspended all operations in compliance with local, state, and federal governmental restrictions to prevent the spread of the novel coronavirus and variants collectively known as COVID-19. Starting in April 2020, the Company began reopening centers and restoring operations. As of the beginning of fiscal 2022, all of our centers were open except for two of our centers that re-opened on September 13, 2021. Due to governmental restrictions, the company had two centers in Canada that closed on January 5, 2022 and reopened on January 31, 2022. Since March of 2020, some centers have not operated at full capacity due to, among other factors, social distancing requirements, limited hours of operation, limitations on available offerings, and other operational restrictions. The temporary suspension of our operations and subsequent operational restrictions have had an adverse impact on the Company’s profitability and cash flows, in response to which the Company has taken and continues to take actions to address.

Segment Information

The Company has one reporting segment, which consists of operating a bowling entertainment business. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker (“CODM”) in making decisions regarding resource allocation and assessing performance. Management continually assesses the Company’s operating structure, and this structure could be modified further based on future circumstances and business conditions. Our CODM assesses performance based on consolidated as well as bowling center-level revenue and operating profit.

The Company attributes revenue to individual countries based on the Company’s bowling center locations. The Company’s bowling centers are located in the United States, Mexico, and Canada. The Company’s revenues generated outside of the United States for fiscal years 2022 and 2021 were not material. The Company’s long-lived assets located in Mexico and Canada are not material.